Exhibit 10.2

NON-PLAN RESTRICTED STOCK AWARD AGREEMENT

THIS NON-PLAN RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is entered into this 25th day of July, 2024 (the “Effective Date”) by and between Signing Day Sports, Inc. (the “Company”), which is a Delaware corporation, and Birddog Capital LLC (the “Grantee”), a Nebraska limited liability company. The Company and Grantee are also referred to from time to time herein collectively as the “Parties” and each individually as a “Party.”

Recitals:

R-1. The Company has engaged Clayton Adams (“Adams”), the beneficial owner of the Grantee, as a consultant to provide it with certain services, all as more particularly described in that certain Consulting Agreement between the Company and Adams dated July 23, 2024, as amended by the Amendment No. 1 to the Consulting Agreement between the Company and Adams dated July 25, 2024 (the “Consulting Agreement”).

R-2. As the consideration the Company agreed to provide to Grantee under the Consulting Agreement, the Company agreed to grant certain shares of its common stock to Grantee, subject to the Company and Grantee entering into this Agreement.

R-3. The Company is desirous of granting the Grantee shares of its common stock as provided in this Agreement to fulfill its obligations under the Consulting Agreement.

Agreed Terms:

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1. Grant of Restricted Stock.

(a) Upon the terms and conditions set forth in this Agreement, the Company shall grant to the Grantee 668,841 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), vesting immediately upon grant (the “Award”).

(b) The Award is made the consideration provided by the Company under the Consulting Agreement and without the payment to the Company of any consideration other than the services provided by Grantee to the Company pursuant to the Consulting Agreement. The Award is made and granted as a stand-alone award, separate and apart from, and outside of, any stock option or equity compensation plan of the Company.

(c) The shares of Common Stock constituting the Award shall be fully paid and nonassessable. The Company may issue a stock certificate or evidence the Grantee’s interest by using a restricted book entry account with the Company’s transfer agent. The certificate or book entry representing the shares of Common Stock constituting the Award shall bear the following or substantially similar restrictive legend:

“THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ’SECURITIES ACT’), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(d) The grant of the Award shall be subject to the authorization of the Award by the NYSE American LLC.

2. Representations and Warranties of the Grantee. The Grantee hereby represents and warrants to the Company as follows:

(a) The Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares of Common Stock constituting the Award.

(b) The Grantee is acquiring the shares of Common Stock constituting the Award for Grantee’s own account with the present intention of holding such securities for purposes of investment, and that Grantee has no intention of distributing such shares of Common Stock or selling, transferring, or otherwise disposing of such shares of Common Stock in a public distribution, in any of such instances, in violation of the federal securities laws of the United States of America. The Grantee understands that (i) the shares of Common Stock constituting the Award are “restricted securities,” as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) those shares of Common Stock have not been registered under the Securities Act; (iii) those shares of Common Stock may not be distributed, re-offered or resold except through a valid and effective registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act; and (iv) the Company is under no obligation to register the sale, transfer, or other disposition of those shares of Common Stock under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

(c) The Grantee understands that at the time Grantee wishes to sell the shares of Common Stock constituting the Award, or any of them, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Grantee may be precluded from selling the Shares under Rule 144 even if the minimum holding period requirement had been satisfied.

(d) The Grantee is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of this Agreement or the Award, and the Grantee has relied on the advice of, or has consulted with, his own accountants, attorneys, and advisors.

(e) The Grantee is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.

(f) The Company has advised the Grantee to seek the Grantee’s own tax and financial advice with regard to the federal and state tax considerations resulting from the Grantee’s receipt of the Award. The Grantee understands that the Company will report to appropriate taxing authorities the Award made to the Grantee. The Grantee understands that Grantee is solely responsible for the payment of all federal and state taxes resulting from the receipt of the Award. The Company does not make any representation or undertaking regarding the treatment of any tax withholding in connection with the Award.

(g) The Grantee has either (i) preexisting personal or business relationships with the Company or one or more of its officers, directors or controlling persons or (ii) the capacity to protect Grantee’s own interests in connection with the acquisition of the shares of Common Stock constituting the Award by virtue of Grantee’s business or financial expertise or that of professional advisors to Grantee who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

(h) If the Grantee is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, the Grantee has satisfied itself:

(i)	as to the full observance of the laws of Grantee’s jurisdiction in connection with any acquisition of, or invitation to subscribe for, the shares of Common Stock constituting the Award, or any use of this Agreement, including (1) the legal requirements within Grantee’s jurisdiction for the acquisition of the shares of Common Stock constituting the Award, (2) any foreign exchange restrictions applicable to Grantee’s acquisition of those shares of Common Stock, (3) any governmental or other consents that may need to be obtained and (4) the income tax and other tax consequences, if any, that may be relevant to the acquisition, purchase, holding, redemption, sale, or transfer of those shares of Common Stock; and,

(ii)	that the Grantee’s acquisition of and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Grantee’s jurisdiction.

3. Registration Rights. The Company hereby grants the following registration rights to the Grantee.

(a) Registration Statement. The Company shall file with the he Securities and Exchange Commission (the “Commission”) as soon as practicable, and in any event not later than fifteen (15) days after the date of the grant of the shares of Common Stock constituting the Award, a “shelf” registration statement on an appropriate form (the “Registration Statement”) covering the resale of the shares of Common Stock constituting the Award and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable and in any event not later than thirty (30) days after the date that the Registration Statement was initially filed.

(b) Registration Procedures. In connection with the Registration Statement, the Company will:

i. prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Grantee until such time as all of the shares of Common Stock constituting the Award owned by the Grantee may be resold without restriction under the Securities Act; and

ii. immediately notify the Grantee when the prospectus included in the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If the Company notifies the Grantee to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Grantee shall suspend use of such prospectus. In such event, the Company will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.

(c) Provision of Documents etc. In connection with the Registration Statement, the Grantee will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Grantee, upon two (2) business days’ notice, to furnish to the Company a certified statement as to, among other things, the number of shares of Common Stock constituting the Award and the number of other shares of Common Stock beneficially owned by the Grantee and the person that has voting and dispositive control over such shares. The Grantee covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of shares of Common Stock constituting the Award pursuant to the Registration Statement.

(d) Expenses. All expenses incurred by the Company in complying with this section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the shares of Common Stock constituting the Award, including any fees and disbursements of any counsel to the Grantee, are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the Grantee.

(e) Indemnification and Contribution.

i. The Company will, to the extent permitted by law, indemnify and hold harmless the Grantee, each officer of such Grantee, each director of such Grantee, and each other person, if any, who controls such Grantee within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Grantee or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse such Grantee and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable to a Grantee to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by such Grantee or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

ii. The Grantee will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, each officer of the Company who signs the Registration Statement and each director of the Company against all Claims to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Grantee will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Grantee, as such, furnished in writing to the Company by such Grantee specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

iii. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.

iv. In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Grantee, or any controlling person of the Grantee, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Grantee or controlling person of the Grantee in circumstances for which indemnification is not provided under this section, then, and in each such case, the Company and the Grantee will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f) Delivery of Unlegended Shares.

i. Within three (3) business days (such business day, the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that shares of Common Stock constituting the Award have been sold either pursuant to, and in compliance with, the Registration Statement or Rule 144 under the Securities Act (“Rule 144”) and (ii) in the case of sales under Rule 144, customary representation letters of the Grantee and Grantee’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (A) shall deliver the shares of Common Stock constituting the Award so sold without any restrictive legends relating to the Securities Act (the “Unlegended Shares”); and (B) shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold Shares, if any, to the Grantee at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Grantee.

ii. In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Grantee, so long as the certificates therefor do not bear a legend and the Grantee is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Grantee’s broker with DTC through its Deposit/Withdrawal at Custodian system. Such delivery must be made on or before the Unlegended Shares Delivery Date but is subject to the cooperation of the Grantee’s broker (the so-called DTC participant).

iii. The Grantee agrees that the removal of the restrictive legend from certificates representing the shares of Common Stock constituting the Award as set forth in this section is predicated upon the Company’s reliance that the Grantee will sell any shares of Common Stock constituting the Award pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4. Miscellaneous.

(a) Conformity to Securities Laws. The Grantee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Agreement shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules, and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

(b) Opportunity to Consult with Counsel. The Grantee, as evidenced by its signature below, acknowledges that Grantee has had the opportunity to obtain the advice of independent counsel of Grantee’s own choosing regarding this Agreement prior to Grantee’s execution of it and that Grantee has availed itself of this opportunity to the extent Grantee has deemed necessary and advisable.

(c) Amendment. The Company may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Grantee’s rights or entitlements with respect to the Award shall be effective without the prior written consent of the Grantee.

(d) Governing Law. Notwithstanding the place where this Agreement may be executed by any of the Parties hereto, the Parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without regard to the principles of conflicts of laws.

(e) Submission to Jurisdiction; Jury Trial Waiver. With respect to any suit, action, or proceeding relating to this Agreement or the Award (each a “Proceeding”), each Party irrevocably submits to the jurisdiction of the federal or state courts located at the location of the Company’s principal place of business, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings. EACH PARTY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING ARISING OUT OF OR RELATED TO THE AWARD, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their legal representatives, successors, and assigns.

(g) Notices and Addresses. All notices, requests, consents, waivers, and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) if personally delivered, upon delivery or refusal of delivery; (ii) if mailed by certified United States mail, return receipt requested, postage prepaid, upon delivery or refusal of delivery; (iii) if sent by a nationally recognized overnight delivery service, upon delivery or refusal of delivery or (iv) if sent by an electronic means by which the receiving party has agreed in writing to receive notices, 24 hours after sending or such earlier time as the recipient acknowledges receipt. All notices, consents, waivers, or other communications required or permitted to be given hereunder shall be addressed as follows:

If to the Company:	Signing Day Sports, Inc.
Attn: Daniel D. Nelson
8355 East Hartford Rd., Suite 100
Scottsdale, AZ 85255
Email: danny.nelson@signingdaysports.com

with a copy, which shall not constitute notice to the Company, to:

BEVILACQUA PLLC
1050 Connecticut Avenue, N.W.
Suite 500
Washington, DC 20036
Attention: Louis A. Bevilacqua, Esq.
Email: lou@bevilacquapllc.com

If to the Grantee:	Birddog Capital LLC
Attn: Clayton Adams
1904 S. 183rd Circle
Omaha, NE 68130
Email: claytonadams13@gmail.com

Or at such other address or addresses as the Party addressed may from time to time designate in writing pursuant to notice given in accordance with this paragraph.

(h) Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

(i) Entire Agreement. This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all Parties.

(j) Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

(k) Counterparts; Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A digital reproduction, portable document format (“.pdf”) or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding, and effective for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date set forth above.

THE COMPANY:		THE GRANTEE:

SIGNING DAY SPORTS, INC.		BIRDDOG CAPITAL LLC

By:		By:
Name:	Daniel D. Nelson	Name:	Clayton Adams
Title:	Chief Executive Officer	Title:	Managing Member

Date signed:	Date signed: